SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                                 October 1, 2001
                                 Date of Report

                            RMED International, Inc.
             (Exact Name of Registrant as Specified in its Charter)

        Colorado                          0-14696                  84-0898302
(State of Incorporation)         (Commission File Number)       (I.R.S. Employer
                                                                 Identification)

                             3925 North Hastings Way
                              Eau Claire, WI 54703
                          (Address of Principal Office)

                                 (715) 831-0280
                         (Registrant's Telephone Number)

Item 6. Resignation of Registrant's Directors

RMED International, Inc. ("RMED", the "Company") reports that Mr. George Reinbacher has resigned from the Company's Board of Directors effective September 21, 2001. Darin Pratt of Pratt Medical, one of the original founders of the Company, has rejoined the RMED Board of Directors.


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

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 1, 2001                            RMED International, Inc.
                                                  By: /s/ Brenda Schenk
                                                  -----------------------------
                                                  Brenda Schenk, President &
                                                  Principal Financial Officer


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

September 21, 2001

Edward Reiss, Chairman of the Board
RMED International, Inc.
3925 N. Hastings Way
P.O. Box 188
Eau Claire, WI 54702

Dear Mr. Reiss,

Effective immediately, I resign my position as a director and board member of RMED International, Inc.

Sincerely,

/s/ George Reinbacher
----------------------------
George Reinbacher

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